UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2014

Northern Power Systems Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	000-55184	98-1181717
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

29 Pitman Road, Barre, Vermont		05641
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	802-461-2955

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firms

On September 11, 2014, Northern Power Systems Corp. (the "Company") dismissed CohnReznick LLP as the Company’s U.S. independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the dismissal of CohnReznick LLP.

The reports of CohnReznick LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From the date that CohnReznick LLP was engaged to the cessation of the relationship, there were no: (i) disagreements with CohnReznick LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of CohnReznick LLP, would have caused CohnReznick LLP to make reference to the matter in its report; or (ii) reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided CohnReznick LLP with a copy of this Form 8-K, and has requested that CohnReznick LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of CohnReznick LLP’s letter is filed as Exhibit 16.1 to this Form 8-K.

Additionally, on September 16, 2014, at the request of the Company and upon mutual agreement, Zeifmans LLP resigned as the Company’s Canadian independent registered public accounting firm. Zeifmans LLP had served as the Company’s Canadian registered public accounting firm since April 2014. The Audit Committee of the Company’s Board of Directors approved the resignation of Zeifmans LLP.

From the date that Zeifmans LLP was engaged to the cessation of the relationship, there were no: (i) disagreements with Zeifmans LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Zeifmans LLP, would have caused Zeifmans LLP to make reference to the matter in their report; or (ii) reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Zeifmans LLP with a copy of this Form 8-K, and has requested that Zeifmans LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Zeifmans LLP’s letter is filed as Exhibit 16.2 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On September 17, 2014, the Audit Committee of the Company’s Board of Directors engaged McGladrey LLP as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim periods preceding the engagement, the Company did not consult McGladrey LLP with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits is furnished as part of this report:

Exhibit 16.1 Letter from CohnReznick LLP dated September 16, 2014
Exhibit 16.2 Letter from Zeifmans LLP dated September 16, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Power Systems Corp.

September 17, 2014	By:	/s/ Elliot J. Mark

Name: Elliot J. Mark
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

16.1	Letter from CohnReznick LLP dated September 16, 2014
16.2	Letter from Zeifmans LLP dated September 16, 2014